UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

NGP CAPITAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation) 909 Fannin, Suite 3800 Houston, Texas (Address of principal executive offices)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.) 77010 (Zip Code)

Registrant’s telephone number, including area code: (713) 752-0062

                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2012, NGP Capital Resources Company, a Maryland corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below:

Proposal 1: Election of Directors

The Company’s stockholders elected two Class II directors to serve a three-year term expiring at the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David R. Albin	11,088,715	1,689,791	7,434,753
Lon C. Kile	12,155,084	623,422	7,434,753

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The voting results were as follows:

Votes For	Votes Against	Abstentions
19,862,259	255,598	95,402

Proposal 3: Annual Meeting Adjournment or Postponement

The Company’s stockholders approved the proposal to adjourn or postpone the Annual Meeting to another time or place to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the election of two Class II directors to serve until the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The voting results were as follows:

Votes For	Votes Against	Abstentions
17,672,304	2,292,092	248,862

Because a sufficient number of holders of the shares of common stock of the Company were voted to elect Mr. David R. Albin and Mr. Lon C. Kile to serve as directors of the Company and because a sufficient number of shares of common stock of the Company were voted to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2012, it was not necessary for the Company to act upon the proposal to adjourn or postpone the Annual Meeting.

[Signature Page to Follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:	/s/ L. Scott Biar
L. Scott Biar Chief Financial Officer

Date: May 17, 2012